Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010 STAG Predecessor Group
Commitments and Contingencies

10.          Commitments and Contingencies

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance subject to deductible requirements. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

7. Commitments and Contingencies

        STAG Predecessor Group is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance subject to deductible requirements. Management believes that the ultimate settlement of these actions will not have a material adverse effect on STAG Predecessor Group's financial position, results of operations or cash flows.